Schedule of Investments (unaudited) March, 31 2020	BlackRock 60/40 Target Allocation ETF V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Affiliated Investment Companies — 104.2%*

Equity Funds — 60.2%
iShares Core MSCI EAFE ETF	324,172	$16,172,941
iShares Core MSCI Emerging Markets ETF(a)	251,784	10,189,698
iShares Core S&P 500 ETF(a)	163,274	42,190,001
iShares Core S&P Total U.S. Stock Market ETF(a)	179,142	10,248,714
iShares Edge MSCI Minimum Volatility USA ETF	94,591	5,108,860
iShares Edge MSCI USA Quality Factor ETF (a)	130,358	10,564,212
iShares Edge MSCI USA Size Factor ETF	68,215	4,869,187
iShares Global Tech ETF(a)	28,474	5,192,519

		104,536,132

Fixed Income Funds — 39.7%(a)
iShares 20+ Year Treasury Bond ETF	30,980	5,110,771
iShares iBoxx $ High Yield Corporate Bond ETF	87,140	6,715,880

Security	Shares	Value

Fixed Income Funds (continued)
iShares Intermediate-Term Corporate Bond ETF	222,625	$12,226,565
iShares MBS ETF	82,466	9,107,545
iShares Short Maturity Bond ETF	169,877	8,237,336
iShares U.S. Treasury Bond ETF	975,015	27,310,170

		68,708,267

Short-Term Securities — 4.3%(b)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%	719,583	719,583
SL Liquidity Series, LLC, Money Market Series, 0.88%(c)	6,745,207	6,743,183

		7,462,766

Total Affiliated Investment Companies — 104.2% (Cost: $194,099,790)		180,707,165

Liabilities in Excess of Other Assets — (4.2)%		(7,242,901)

Net Assets — 100.0%		$173,464,264

(a)	Security, or a portion of the security, is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	Security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended March 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 03/31/20	Value at 03/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	2,018,799	—	(1,299,216)	719,583	$719,583	$2,659		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	8,663,465	—	(1,918,258)	6,745,207	6,743,183	23,938	(c)	(27,377)	344
iShares 20+ Year Treasury Bond ETF	26,087	5,133	(240)	30,980	5,110,771	12,785		4,561	820,407
iShares Core MSCI EAFE ETF	254,194	72,326	(2,348)	324,172	16,172,941	—		(23,335)	(3,936,375)
iShares Core MSCI Emerging Markets ETF	235,217	50,160	(33,593)	251,784	10,189,698	—		(376,720)	(3,361,387)
iShares Core S&P 500 ETF	145,195	22,351	(4,272)	163,274	42,190,001	247,660		114,914	(9,822,112)
iShares Core S&P Total U.S. Stock Market ETF	81,900	98,582	(1,340)	179,142	10,248,714	47,858		(480)	(2,483,748)
iShares Edge MSCI Minimum Volatility USA ETF	90,213	6,922	(2,544)	94,591	5,108,860	29,388		21,265	(1,106,222)
iShares Edge MSCI USA Quality Factor ETF	107,176	24,197	(1,015)	130,358	10,564,212	53,090		(223)	(2,235,115)
iShares Edge MSCI USA Size Factor ETF	95,521	9,259	(36,565)	68,215	4,869,187	29,015		172,370	(1,766,388)
iShares Global Tech ETF	37,882	2,026	(11,434)	28,474	5,192,519	—		509,238	(1,228,748)
iShares iBoxx $ High Yield Corporate Bond ETF	—	87,789	(649)	87,140	6,715,880	63,206		(3,827)	(968,981)
iShares Intermediate-Term Corporate Bond ETF	216,330	16,554	(10,259)	222,625	12,226,565	71,889		31,292	(734,118)
iShares MBS ETF	113,556	6,663	(37,753)	82,466	9,107,545	45,260		60,238	109,529
iShares Short Maturity Bond ETF	112,795	58,210	(1,128)	169,877	8,237,336	23,204		(1,068)	(268,258)
iShares U.S. Treasury Bond ETF	1,302,937	88,251	(416,173)	975,015	27,310,170	93,907		998,824	1,398,633

					$180,707,165	$743,859		$1,479,672	$(25,582,539)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Schedule of Investments (unaudited) (continued) March, 31 2020	BlackRock 60/40 Target Allocation ETF V.I. Fund

Glossary of Terms Used in this Report

Portfolio Abbreviations

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements as contained in its annual report.

As of March 31, 2020, certain investments of the Fund were fair valued using net asset value (“NAV”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$173,244,399	$—	$—	$173,244,399
Short-Term Securities	719,583	—	—	719,583

Subtotal	$173,963,982	$—	$—	$173,963,982

Investments Valued at NAV(a)				6,743,183

Total Investments				$180,707,165

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

2